Exhibit 10.7

CUSTODIAN COMPANIES

COURT	COMPANY NAME	DATE OF CUSTODIAN APPT.	DATE OF CUSTODIAN DISCHARGE	TICKER

9th Judicial Circuit Court, Orange County, Florida	Vestiage, Inc.	5/26/2022	8/30/2022	VEST
9th Judicial Circuit Court, Orange County, Florida	NuOncology Labs, Inc.	10/1/2021	12/9/2021	NLAB
2nd Judicial District Court, Denver County, Colorado	Consolidated Capital of North America Inc.	1/28/2021	04/19/2021	CDNO
20th Judicial District Court, Boulder County, Colorado	Megalith Corp.	01/28/2021	04/15/2021	MEGH
2nd Judicial District Court, Denver County, State of Colorado	Reunite Investment, Inc. (Public Co. Name Commodore International Corp	11/19/2020	8/17/2020	CDRL
1st Judicial District Court, Laramie County, Wyoming	Purio, Inc.	11/16/2017	01/17/2018	PURO
1st Judicial District Court, Laramie County, Wyoming	Soligen Technoligies, Inc	03/22/2018	12/19/2018	SGTN
1st Judicial District Court, Laramie County, Wyoming	China Healthcare Corp.	06/26/2018	12/03/2018	CHNL
1st Judicial District Court, Laramie County, Wyoming	Cirmaker Technologies Corp.	09/27/2019	03/25/2020	CRKT
2nd Judicial Circuit Court, Leon County, Florida	China Teletech Holding, Inc.	10/27/2020	03/18/2020	CNCT
11th Judicial Circuit Court, Miami-Dade County, Florida	Liberty International Holding Corp.	12/16/2020	05/05/2021	LIHC
8th Judicial District Court, Clark County Nevada	LaSalle Brands Corp.	08/28/2018	03/19/2019	LSAL
8th Judicial District Court, Clark County Nevada	Biologix Hair Inc.	1/28/2019	03/28/2019	BGLX
8th Judicial District Court, Clark County Nevada	National Graphite Corp.	03/25/2019	05/21/2019	NGRC
8th Judicial District Court, Clark County Nevada	Starstream Entertainment Inc.	08/26/2019	10/30/2019	SSET
8th Judicial District Court, Clark County Nevada	Maxwell Resources Inc.	06/10/2019	08/19/2019	MAXE
8th Judicial District Court, Clark County Nevada	The Evermedia Group	02/17/2020	03/25/2020	EVRM
8th Judicial District Court, Clark County Nevada	China Changjiang Mining & New Energy Co. Ltd.	03/03/2020	05/18/2020	CHJI
8th Judicial District Court, Clark County Nevada	Nhale, inc.	03/01/2021	04/08/2021	NHLE
8th Judicial District Court, Clark County Nevada	American Rolling Co. Inc.	06/09/2021	06/16/2022	MNGG